UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Purchase and Sale Agreement

On March 18, 2016, subsidiaries (the “Sellers”) of EP Energy Corporation (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Covey Park Gas LLC (the “Buyer”). Pursuant to the Purchase and Sale Agreement, the Sellers have agreed to sell to the Buyer substantially all of their assets located in the Haynesville and Bossier shales. The total consideration to be received by the Sellers pursuant to the Purchase and Sale Agreement is $420,000,000 in cash, subject to customary adjustments for this type of transaction.  The Buyer delivered into escrow a deposit of $21,000,000 in connection with the execution of the Purchase and Sale Agreement.  The transaction, which has an effective time of November 1, 2015, is expected to close in the second quarter of 2016, subject to certain customary closing conditions. The Purchase and Sale Agreement contains representations, warranties, covenants and indemnification customary for this type of transaction.  The Purchase and Sale Agreement provides the Sellers and the Buyer certain termination rights, including if closing has not occurred by July 1, 2016 or if the downward adjustments to the purchase price pursuant to casualty losses, title defects and environmental defects, in the aggregate, exceed 10% of the base purchase price.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements provide the Company’s current expectations, beliefs, or forecasts of future events.  These statements can be identified by the fact that they do not relate strictly to historical or current facts, particularly with regard to the closing of the proposed sale of the assets. You should read these statements carefully because they involve substantial risks and uncertainties, which could cause actual results to differ materially from the results expressed in, or implied by, such forward-looking statements.  Differences may result from a variety of factors, including but not limited to: (i) the need to obtain certain consents and satisfy certain conditions to closing the transaction, which may not be completed in the anticipated time frame or at all; (ii) the occurrence of any event or other circumstance that could lead to the termination of the Purchase and Sale Agreement; and (iii) the effect of the transaction on the Company’s financial position. More information about the Company and other risks related to the Company are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 22, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 21, 2016

EP ENERGY CORPORATION

	By:	/s/ Marguerite N. Woung-Chapman
Marguerite N. Woung-Chapman
Senior Vice President, General Counsel and
Corporate Secretary

EP ENERGY LLC

	By:	/s/ Marguerite N. Woung-Chapman
Marguerite N. Woung-Chapman
Senior Vice President, General Counsel and
Corporate Secretary

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